EXHIBIT 4(b)(8)

                     AMENDED AND RESTATED PATENT COLLATERAL
                        ASSIGNMENT AND SECURITY AGREEMENT
                        ---------------------------------

     AGREEMENT made this 10th day of December, 2001 by and between TII NETWORK TECHNOLOGIES, INC., formerly known as TII INDUSTRIES, INC., a Delaware corporation ("DEBTOR"), with its chief executive office at 1385 Akron Street, Copiague, New York 11726 and GMAC COMMERCIAL CREDIT LLC, formerly known as BNY FACTORING LLC, as successor by merger to BNY Financial Corporation, ("SECURED PARTY"), having an office at 1290 Avenue of the Americas, New York, New York 10104.

                              W I T N E S S E T H:
                               -------------------

     WHEREAS, Debtor has adopted, used and is using, and is the owner of the entire right, title, and interest in and to the patents and applications therefor described in Exhibit A annexed hereto and made a part hereof; and

     WHEREAS, Secured Party and Debtor have heretofore entered into financing arrangements pursuant to which Secured Party has made and may continue to make loans and advances and provide other financial accommodations to Debtor as set forth in the Revolving Credit, Term Loan and Security Agreement, dated April 30, 1998, by and among Secured Party, Debtor and TII Corporation (the "CREDIT AGREEMENT"), the Patent Collateral Assignment and Security Agreement dated April 30, 1998 by and between Debtor and Secured Party (the "Existing Patent Security Agreement") together with various other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Credit Agreement and the Existing Patent Security Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "FINANCING AGREEMENTS"); and

     WHEREAS, pursuant to the terms of this Amended and Restated Patent Collateral Assignment and Security Agreement, the Secured Party and Debtor have agreed to amend and restate the terms of the Existing Patent Security Agreement to update and modify certain information contained therein; and

     WHEREAS, in order to induce Secured Party to continue to make loans and advances and provide other financial accommodations pursuant to the Financing Agreements, Debtor has agreed to grant to Secured Party, and to confirm its prior grant to Secured Party of, certain collateral security as set forth herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

     1.   GRANT OF SECURITY INTEREST

          (a) As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations (as hereinafter defined), Debtor hereby grants to Secured Party a continuing security interest in and a general lien upon, and hereby assigns and transfers to Secured Party: all of Debtor's now existing or hereafter acquired right, title and interest in and to: all of Debtor's interest in any patents; all applications, registrations and recordings relating to such patents in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other countries, and all reissues, extensions and renewals thereof including, without limitation, those patents, applications, registrations and recordings described in Schedule A hereto (the "PATENTS"), and any and all proceeds of any of the foregoing, including, without limitation, any claims by Debtor against third parties for infringement of the Patents or any licenses with respect thereto (all of the foregoing are collectively referred to herein as the "COLLATERAL").

     2.   OBLIGATIONS SECURED

The security interest, lien and other interests granted to Secured Party pursuant to this Agreement shall secure the prompt performance, observance and indefeasible payment in full of any and all loans, indebtedness, liabilities and obligations of any kind owing by Debtor to Secured Party, however evidenced, whether as principal, guarantor or otherwise, whether arising under the Credit Agreement, the other Financing Agreements or otherwise whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, original, renewed or extended, whether arising directly or acquired from others (including without limitation, Secured Party's participations or interests in Debtor's obligations to others) and including, without limitation, Secured Party's charges, commissions, interest, expenses, costs and attorneys' fees chargeable to Debtor under this agreement, the Financing Agreements or in connection with any of the foregoing (all hereinafter referred to as "OBLIGATIONS").

     3.   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Debtor hereby represents, warrants and covenants with and to Secured Party that the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, being a continuing condition of the making of loans by Secured Party to Debtor under the Financing Agreements:

          (a) Debtor will pay and perform all of the Obligations according to their terms.

          (b) All of the existing Collateral is valid and subsisting in full force and effect, and Debtor owns the sole, full, and clear title thereto, and the right and power to grant the security interests granted hereunder. Debtor will, at Debtor's expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral as valid, subsisting and registered patents including, without limitation, the filing of any renewal affidavits and applications. The Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests, or encumbrances of any nature whatsoever, except the security interests granted hereunder and the licenses permitted under Section 3(e) below.

          (c) Debtor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to the Collateral, except as permitted herein or in the Financing Agreements, or otherwise dispose of any of the Collateral without the prior written consent of Secured Party. Nothing in this agreement shall be deemed a consent by Secured Party to any such action, except as such action is expressly permitted hereunder.

          (d) Debtor will, at Debtor's expense, perform all acts and execute all documents requested at any time by Secured Party to evidence, perfect, maintain, record, or enforce the security interest in the Collateral granted hereunder or to otherwise further the provisions of this agreement. Debtor hereby authorizes Secured Party to execute and file one or more financing statements (or similar documents) with respect to the Collateral signed only by Secured Party or as otherwise determined by Secured Party. Debtor further authorizes Secured Party to have this or any other similar security agreement filed with the Commissioner of Patents and Trademarks or other appropriate federal, state or government office.

          (e) As of the date hereof, Debtor does not have any Patents registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States other than those described in Schedule A annexed hereto and has not granted any licenses with respect thereto other than as set forth in Schedule B hereto.

          (f) Debtor will, concurrently with the execution and delivery of this agreement, execute and deliver to Secured Party five (5) originals of a Special Power of Attorney in the form of Exhibit 1 annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Secured Party's exercise of the rights and remedies granted to Secured Party hereunder.

          (g) Secured Party may, in its discretion, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as requested by Secured Party to preserve, defend, protect, maintain, record, amend or enforce the Obligations, the Collateral, or the security interest granted hereunder including but not limited to all filing or recording fees, court costs, collection charges and reasonable attorneys' fees. Debtor will be liable to Secured Party for any such payment, which payment shall be deemed an advance by Secured Party to Debtor, shall be payable on demand together with interest at the then applicable rate set forth in the Financing Agreements and shall be part of the Obligations secured hereby.

          (h) Debtor shall not file any application for the registration of a Patent with the United States Patent and Trademark Office or any similar office or agency in the United States, any state therein, or any other country, unless Debtor has by thirty (30) days prior written notice informed Secured Party of such action. Upon request of Secured Party, Debtor shall execute and deliver to Secured Party any and all assignments, agreements, instruments, documents, and such other papers as may be requested by Secured Party to evidence the security interests of Secured Party in such Patent.

          (i) Debtor has not abandoned any of the Patents and Debtor will not do any act, nor omit to do any act, whereby the Patents may become abandoned, invalidated, unenforceable, avoided or avoidable. Debtor shall notify Secured Party immediately if it knows or has reason to know of any reason why any application, registration, or recording may become abandoned, canceled, invalidated, avoided or avoidable.

          (j) Debtor will render any assistance necessary to Secured Party in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States or any state therein or any other country to maintain such application and registration of the Patents as Debtor's exclusive property and to protect Secured Party's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings.

          (k) Debtor will promptly notify Secured Party if Debtor (or any affiliate or subsidiary thereof) learns of any use by any person of any other process or product which infringes upon any Patent. If requested by Secured Party, Debtor, at Debtor's expense, shall join with Secured Party in such action as Secured Party, in Secured Party's discretion, may deem advisable for the protection of Secured Party's interest in and to the Patents.

          (l) Debtor assumes all responsibility and liability arising from the use of the Patents and Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage, or expense (including attorneys' fees) arising out of any alleged defect in any product manufactured, promoted, or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Patent or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof).

          (m) Debtor will promptly pay Secured Party for any and all costs and reasonable expenditures incurred by Secured Party pursuant to the provisions of this agreement or for the defense, protection, or enforcement of the Obligations, the Collateral, or the security interests granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and attorneys' fees and reasonable legal expenses. Such costs and reasonable expenditures shall be payable on demand, together with interest at the then applicable rate set forth in the Financing Agreements and shall be part of the Obligations secured hereby.

     4.   EVENTS OF DEFAULT

     All Obligations shall become immediately due and payable, without notice or demand, at the option of Secured Party, upon the occurrence of any one or more defaults or events of default hereunder or under any of the Financing Agreements (each an "EVENT OF DEFAULT" hereunder).

     5.   RIGHTS AND REMEDIES

     Upon the occurrence of any such Event of Default and during the continuance thereof, in addition to all other rights and remedies of Secured Party, whether provided under law, the Financing Agreements or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, Debtor except as such notice or consent is expressly provided for hereunder:

          (a) Secured Party may require that neither Debtor nor any affiliate or subsidiary of Debtor make any use of the Patents for any purpose whatsoever. Secured Party may make use of any Patents for the sale of goods, completion of work-in-process or rendering of services or otherwise in connection with enforcing any other security interest granted to Secured Party by Debtor or any subsidiary or affiliate of Debtor.

          (b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its discretion deem appropriate. Such license or licenses may be general, special, or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

          (c) Secured Party may assign, sell, or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, the giving of five (5) business days prior notice in the manner set forth in subparagraph 6(b) hereof shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto. Secured Party shall have the power to buy the Collateral or any part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in its discretion, deem appropriate or proper to complete such assignment, sale, or disposition.

          (d) In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to Subparagraph 5(c) hereof, Secured Party may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Powers of Attorney described in Subparagraph 3(f) hereof, one or more instruments of assignment of the Patents (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Debtor agrees to pay Secured Party on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and reasonable attorneys' fees and legal expenses.

          (e) Secured Party may first apply the proceeds actually received from any such license, assignment, sale, or other disposition of Collateral to the costs and expenses thereof, including, without limitation, attorneys' fees and all legal, travel, and other expenses which may be incurred by Secured Party. Thereafter, Secured Party may apply any remaining proceeds to such of the Obligations as Secured Party may in its discretion determine. Debtor shall remain liable to Secured Party for any expenses or obligations remaining unpaid after the application of such proceeds, and Debtor will pay Secured Party on demand any such unpaid amount, together with interest at a rate equal to the highest rate then payable on the Obligations.

          (f) Debtor shall supply to Secured Party or to Secured Party's designee, Debtor's knowledge and expertise relating to the manufacture and sale of the products and services to which the Patents relate and Debtor's customer lists and other records relating to the Patents and the distribution thereof.

          (g) Nothing contained herein shall be construed as requiring Secured Party to take any such action at any time. All of Secured Party's rights and remedies, whether provided under law, this agreement, the other Financing Agreements or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.

     6.   MISCELLANEOUS

          (a) Any failure or delay by Secured Party to require strict performance by Debtor of any of the provisions, warranties, terms, and conditions contained herein or in any other agreement, document, or instrument, shall not affect Secured Party or Secured Party's right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions, and terms contained herein or in any other agreement, document, or instrument shall be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers, or employees, but only by an instrument in writing, signed by an officer of Secured Party and directed to Debtor, specifying such waiver.

          (b) All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made: if by hand, telex, telegram or facsimile immediately upon sending; if by Federal Express, Express Mail or any other overnight delivery service, one (1) day after dispatch; and if mailed by certified mail, return receipt requested, five (5) business days after mailing. All notices, requests and demands are to be given to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph) set forth herein:

     If to Debtor:              TII NETWORK TECHNOLOGIES, INC.
                                1385 Akron Street
                                Copiague, New York 11726
                                Attention:  President
                                Telephone:  (631) 789-2600
                                Telecopier: (631) 789-1661

     If to Secured Party:       GMAC COMMERCIAL CREDIT LLC
                                1290 Avenue of the Americas
                                New York, New York  10104
                                Attention:  Loan Administration Department
                                Mr. Frank Imperato,
                                Senior Vice President
                                Telephone:  (212) 884-7026
                                Telecopier: (212) 884-7162

          (c) In the event that any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this agreement.

          (d) All references to Debtor and Secured Party herein shall include their respective successors and assigns. All references to the term "person" herein shall mean an individual, sole proprietorship, limited partnership, general partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture association, organization or other entity or a government department or any agency, instrumentality or political subdivision thereof.

          (e) This agreement shall be binding upon and for the benefit of the parties hereto and their respective successors and assigns. No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this agreement signed by the party to be charged thereby.

          (f) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS RULES). ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST THE DEBTOR WITH RESPECT TO ANY OF THE OBLIGATIONS, THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE DEBTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE SECURED PARTY TO BRING PROCEEDINGS AGAINST THE DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. THE DEBTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS. ANY JUDICIAL PROCEEDINGS BY THE DEBTOR AGAINST THE SECURED PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK.

          (g) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE

TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          (h) In the event of any conflict of any of the terms or provisions of this agreement with any of the terms or provisions of the Credit Agreement, the terms or provisions of the Credit Agreement shall control.

          (i) This agreement amends, restates, replaces and supercedes in its entirety, without a breach in continuity, the Existing Patent Security Agreement, as the Existing Patent Security Agreement has heretofore been amended, restated, renewed, replaced, substituted, extended or otherwise modified.

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this agreement as of the day and year first above written.

                                        TII NETWORK TECHNOLOGIES, INC.,
                                        FORMERLY KNOWN AS  TII INDUSTRIES, INC.

                                        By: /s/ Timothy J. Roach
                                            ------------------------------------
                                        Title: President


                                        GMAC COMMERCIAL CREDIT LLC

                                        By: /s/ Frank Imperato
                                            ------------------------------------
                                        Title: Senior Vice President

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF SUFFOLK          )


     As of this 10th day of January, 2002, before me personally came Timothy J. Roach, to me known, who being duly sworn, did depose and say, that he is the Presidnet of TII NETWORK TECHNOLOGIES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                        /s/ Leonard W. Suroff
                                        ----------------------------------------
                                                      Notary Public

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF SUFFOLK          )


     As of this 10th day of January, 2002, before me personally came Frank Imperato, to me known, who, being duly sworn, did depose and say, that he is a Senior Vice President of GMAC COMMERCIAL CREDIT LLC, the limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto with the consent of the members thereof

                                        /s/ Ellen M. Allen
                                        ----------------------------------------
                                                      Notary Public

                                   SCHEDULE A

                        LIST OF PATENTS AND APPLICATIONS
                        --------------------------------


--------------------------------------------------------------------------------------------------------------------
Patent Description                                              Patent Number         Date of Patent/
                                                                                      Application
--------------------------------------------------------------------------------------------------------------------
Protector Housing                                               DES 274,721           07/17/84
--------------------------------------------------------------------------------------------------------------------
Electronic Test or The Like                                     DES 278,041           03/19/85
--------------------------------------------------------------------------------------------------------------------
Protector Housing for Telecommunications                        DES 287,583           01/06/87
Equipment
--------------------------------------------------------------------------------------------------------------------
Protector Housing for Telecommunications                        DES 292,089           09/29/87
Equipment or The Like
--------------------------------------------------------------------------------------------------------------------
Protector Housing for Telecommunications                        DES 299,130           12/27/88
Equipment
--------------------------------------------------------------------------------------------------------------------
Protector Housing for Telecommunications                        DES 312,460           11/27/90
Equipment
--------------------------------------------------------------------------------------------------------------------
Multiple Telephone Network Interface Housing                    DES 320,796           10/15/91
--------------------------------------------------------------------------------------------------------------------
Telephone Network Interface Module                              DES 347,229           5/24/94
--------------------------------------------------------------------------------------------------------------------
Telephone Terminal Apparatus                                    DES 347,438           05/31/94
--------------------------------------------------------------------------------------------------------------------
Combined Environmentally Sealed Telephone                       DES 355,406           02/14/95
Terminal Module and Covered Telephone Jack
--------------------------------------------------------------------------------------------------------------------
Solid State Surge Protector Module for Telephone                DES 368,251           03/26/96
Communications Line
--------------------------------------------------------------------------------------------------------------------
Exterior Surface of An Environmentally Sealed                   DES 384,670           10/07/97
Telephone Terminal Module With Test Light
--------------------------------------------------------------------------------------------------------------------
Exterior Surface of An Environmentally Sealed                   DES 384,671           10/07/97
Telephone Terminal Module
--------------------------------------------------------------------------------------------------------------------
Terminal Closure                                                DES 385,850           11/04/97
--------------------------------------------------------------------------------------------------------------------
Environmentally Sealed Electrical Terminal with                 DES 389,800           01/27/98
Hook-up Wire Management
--------------------------------------------------------------------------------------------------------------------
Thermal Switch Short Circulating Device for                     4,275,432             06/23/81
Arrester Systems
--------------------------------------------------------------------------------------------------------------------
Excess Voltage Arrester                                         4,277,812             07/07/81
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Patent Description                                              Patent Number         Date of Patent/
                                                                                      Application
--------------------------------------------------------------------------------------------------------------------
Transformerless Hybrid Circuit                                  4,278,847             07/14/81
--------------------------------------------------------------------------------------------------------------------
Fail Safe Surge Arrester Systems                                4,303,959             12/01/81
--------------------------------------------------------------------------------------------------------------------
Surge Arrester Assembly                                         4,319,300             03/09/82
--------------------------------------------------------------------------------------------------------------------
Surge Arrester Assembly                                         4,320,435             03/16/82
--------------------------------------------------------------------------------------------------------------------
Four-Party Automatic Number Identification
Circuit Arrangements                                            4,324,953             04/13/82
--------------------------------------------------------------------------------------------------------------------
Telephone Ringer Isolator Circuit Arrangement                   4,331,838             05/25/82
--------------------------------------------------------------------------------------------------------------------
Procedure for Manufacturing Gas-Filled
Discharge Devices                                               4,383,723             05/17/83
--------------------------------------------------------------------------------------------------------------------
Telephone Carrier System Repeater and Power
System                                                          4,392,225             07/05/83
--------------------------------------------------------------------------------------------------------------------
Surge Arrester Assembly                                         4,394,704             07/19/83
--------------------------------------------------------------------------------------------------------------------
Overvoltage Surge Arrester with Predetermined
Creepage Path                                                   4,396,970             08/02/83
--------------------------------------------------------------------------------------------------------------------
Equipment Protector and Energy Saving
Apparatus                                                       4,415,943             11/15/83
--------------------------------------------------------------------------------------------------------------------
Equipment for Manufacturing Gas-Filled
Discharge Tubes for Use as Transient Protection                 4,424,026             01/03/84
--------------------------------------------------------------------------------------------------------------------
Miniature Central Surge Protectors                              4,424,546             01/03/84
--------------------------------------------------------------------------------------------------------------------
Signalling and Channel Loop Test Circuits for
Station Carrier Telephone Systems                               4,431,875             02/14/84
--------------------------------------------------------------------------------------------------------------------
Solid State Hybrid Circuits                                     4,433,215             02/21/84
--------------------------------------------------------------------------------------------------------------------
Combination Power and Communications Line
Protector Apparatus                                             4,438,477             03/20/84
--------------------------------------------------------------------------------------------------------------------
Power Supplies with Latch-Up Prevention and Auto Backup         4,600,875             07/15/86
--------------------------------------------------------------------------------------------------------------------
Station Interface & Protector Apparatus                         4,624,514             11/25/86
--------------------------------------------------------------------------------------------------------------------
Line Protector                                                  4,701,825             10/20/87
--------------------------------------------------------------------------------------------------------------------
Station Interface & Protector Apparatus                         4,853,960             08/01/89
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Patent Description                                              Patent Number         Date of Patent/
                                                                                      Application
--------------------------------------------------------------------------------------------------------------------
Retrofit Network Interface Apparatus                            4,860,350             08/22/89
--------------------------------------------------------------------------------------------------------------------
Self Contained Air Gap Assembly                                 4,866,562             09/12/89
--------------------------------------------------------------------------------------------------------------------
Surge Suppression on AC Power Lines                             4,912,589             03/27/90
--------------------------------------------------------------------------------------------------------------------
Weatherproofing Apparatus for Telephone
Connectors                                                      4,917,617             04/17/90
--------------------------------------------------------------------------------------------------------------------
Utility Meter to Telephone Line Interface                       5,018,192             05/21/91
--------------------------------------------------------------------------------------------------------------------
Back-up Surge Arrester                                          5,050,033             09/17/91
--------------------------------------------------------------------------------------------------------------------
Solid State Station Protectors                                  5,210,677             05/11/93
--------------------------------------------------------------------------------------------------------------------
Solid State Station Protectors                                  5,224,012             06/29/93
--------------------------------------------------------------------------------------------------------------------
Miniature Station Protector Modules                             5,224,013             06/29/93
--------------------------------------------------------------------------------------------------------------------
Back-up Air Gaps                                                5,282,109             01/25/94
--------------------------------------------------------------------------------------------------------------------
Weatherproof Telephone Network Interface
Modules                                                         5,291,553             03/01/94
--------------------------------------------------------------------------------------------------------------------
Weatherproof Station Protection Modules                         5,307,231             04/26/94
--------------------------------------------------------------------------------------------------------------------
Network Interface Modules                                       5,367,569             11/22/94
--------------------------------------------------------------------------------------------------------------------
Solid State Surge Protectors                                    5,384,679             01/24/95
--------------------------------------------------------------------------------------------------------------------
Insulation Displacement Terminal Connectors                     5,453,021             09/26/95
--------------------------------------------------------------------------------------------------------------------
Miniature Station Protector Modules with an
internal Protector Housing                                      5,457,592             10/10/95
--------------------------------------------------------------------------------------------------------------------
Miniature Station Protector Modules with an
internal Protector Housing                                      5,490,032             02/06/96
--------------------------------------------------------------------------------------------------------------------
Minature Gas Tube Assembly with Back-Up Air
Gap                                                             5,508,675             04/16/96
--------------------------------------------------------------------------------------------------------------------
Weatherproof Telephone Station Protectors                       5,508,877             04/16/96
--------------------------------------------------------------------------------------------------------------------
Weatherproof Telephone Station Protectors                       5,537,471             07/16/96
--------------------------------------------------------------------------------------------------------------------
Modular Device for Telephone Network Interface
Apparatus                                                       5,553,136             09/03/96
--------------------------------------------------------------------------------------------------------------------
Co-axial Transmission Line Surge Arrestor                       5,566,056             10/15/96
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Patent Description                                              Patent Number         Date of Patent/
                                                                                      Application
--------------------------------------------------------------------------------------------------------------------
Combined Overvoltage Station Protector
Apparatus Having Maintenance Termination and
Half Ringer Circuitry                                           5,572,397             11/05/96
--------------------------------------------------------------------------------------------------------------------
Mounting Clip with Back-Up Overvoltage
Protection                                                      5,581,428             12/03/96
--------------------------------------------------------------------------------------------------------------------
Overvoltage Protection Circuits                                 5,623,388             04/22/97
--------------------------------------------------------------------------------------------------------------------
Network Interface Enclosure                                     5,633,926             05/27/97
--------------------------------------------------------------------------------------------------------------------
Wire Termination Device                                         5,637,011             06/10/97
--------------------------------------------------------------------------------------------------------------------
Network Interface Apparatus With Coaxial
Transmission Line Surge Arrestor                                5,657,196             08/12/97
--------------------------------------------------------------------------------------------------------------------
Switchable Electrical Socket (AUTO-JACK)                        5,704,797             01/06/98
--------------------------------------------------------------------------------------------------------------------
Optical Fiber Enclosure System                                  5,708,751             01/13/98
--------------------------------------------------------------------------------------------------------------------
Overvoltage Protection Modules with Back-up
Protection for Communications Lines                             5,721,663             02/24/98
--------------------------------------------------------------------------------------------------------------------
Coaxial Transmission Line Surge Arrestor with
Fusable Link                                                    5,724,220             03/03/98
--------------------------------------------------------------------------------------------------------------------
Mounting Clip with a Pair of Overvoltage                        08/087,451            07/09/93
Protection Apparatuses
--------------------------------------------------------------------------------------------------------------------
Telephone Network Interface Apparatus                           08/287,505            08/08/94
--------------------------------------------------------------------------------------------------------------------
Overvoltage Protection Circuits                                 08/438,448            05/10/95
--------------------------------------------------------------------------------------------------------------------
Multi Fiber Fusion Splice Protection Sleeve                     08/573,260            12/15/95
--------------------------------------------------------------------------------------------------------------------
Combination Coaxial Surge Arrestor/Power
Extractor                                                       08/740,732            11/04/96
--------------------------------------------------------------------------------------------------------------------
Customer Bridge Module                                          08/747,655            11/13/96
--------------------------------------------------------------------------------------------------------------------
Fiber Optic Runway System                                       08/768,127            12/07/96
--------------------------------------------------------------------------------------------------------------------
Multi Fiber Fusion Splice Protection Sleeve                     08/796,926            02/07/97
--------------------------------------------------------------------------------------------------------------------
Fiber Optic Cable Bend Radius Control                           98/03159              02/18/98
--------------------------------------------------------------------------------------------------------------------
Fiber Optic Cable Bend Radius Control                           08/819,407            03/17/97
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Patent Description                                              Patent Number         Date of Patent/
                                                                                      Application
--------------------------------------------------------------------------------------------------------------------
Cable Interconnection Apparatus for Network                     08/851,886            05/06/97
Interface Device
--------------------------------------------------------------------------------------------------------------------
Residential Protection Service Center                           08/868,351            06/03/97
--------------------------------------------------------------------------------------------------------------------
Network Interface Device (Auto-Jack-In-A-Box)                   08/933,284            09/18/97
--------------------------------------------------------------------------------------------------------------------
Ethernet Overvoltage/Overcurrent Protection
System                                                          08/984,593            12/03/97
--------------------------------------------------------------------------------------------------------------------
Network Interface Device for High Speed Data
Lines                                                           08/993,271            12/18/97
--------------------------------------------------------------------------------------------------------------------
Modular Device for Telephone Network Interface
Apparatus                                                       95/06081              06/16/95
--------------------------------------------------------------------------------------------------------------------
Co-Axial Transmission Line Surge Arrestor                       95/00992              01/25/95
--------------------------------------------------------------------------------------------------------------------
Residential Protection Service Center                           09/052,233            03/31/98
--------------------------------------------------------------------------------------------------------------------
Residential Protection Service Center                           09/163,129            09/29/98
--------------------------------------------------------------------------------------------------------------------
Surge Suppressor                                                09/197,820            11/23/98
--------------------------------------------------------------------------------------------------------------------
Surge Suppressor With Virtual Ground                            09/266,118            03/10/99
--------------------------------------------------------------------------------------------------------------------
Combination Ground Fault Interrupter/Surge
Suppressor                                                      09/299,265            04/26/99
--------------------------------------------------------------------------------------------------------------------
Test Contract for Overvoltage Protection
Apparatus                                                       09/473,079            12/28/99
--------------------------------------------------------------------------------------------------------------------
Surge Suppressor                                                09/567,301            05/08/00
--------------------------------------------------------------------------------------------------------------------
Drop Fault Current Interrupter                                  09/630,208            08/01/00
--------------------------------------------------------------------------------------------------------------------
Telecommunications Terminal Block                               09/645,705            08/24/00
--------------------------------------------------------------------------------------------------------------------


                              SCHEDULE B - LICENSES

               PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
               ---------------------------------------------------

     I. License Agreement dated October 22, 1992 between Georgia Tech Research Corporation and TII Industries, Inc. granting TII an exclusive, royalty bearing license under U.S. Patent No. 5,368,501 and reserving to Georgia Tech Research Corporation an irrevocable, non-exclusive, royalty-free, nontransferable license to practice the patented invention for educational and research and development activities.

     II. License Agreement dated September 30, 1997 between CITEL S.A. and TII Industries, Inc. granting TII a sole, royalty-bearing license under U.S. Patent No. 4,616,155 and the French, Indian and Belgian counterpart patents and reserving to CITEL the right to practice the patented invention commercially.

                                    EXHIBIT 1

                            SPECIAL POWER OF ATTORNEY
                            -------------------------
                                    (PATENT)
                                     ------

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF SUFFOLK          )


     KNOW ALL MEN BY THESE PRESENTS, that TII NETWORK TECHNOLOGIES, INC. ("DEBTOR"), having an office at 1385 Akron Street, Copiague, New York 11726, hereby appoints and constitutes, severally, GMAC COMMERCIAL CREDIT LLC ("SECURED PARTY"), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor at any time after the occurrence and during the continuance of an Event of Default under the Security Agreement (as hereinafter defined):

     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Secured Party, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to any patents and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

     2. Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

     This Power of Attorney, being a power coupled with an interest, is made pursuant to a Patent Collateral Assignment and Security Agreement between Debtor and Secured Party, of even date herewith (the "SECURITY AGREEMENT") and may not be revoked until payment in full of all Debtor's "Obligations", as such term is defined in the Security Agreement and is subject to the terms and provisions thereof.

December 10, 2001

                                        TII NETWORK TECHNOLOGIES, INC.

                                        By:
                                           -------------------------------------
                                        Name:  Timothy J. Roach
                                        Title: President

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF SUFFOLK          )


     As of this 10th day of January, 2002, before me personally came
Timothy J. Roach, to me known, who being duly sworn, did depose and say, that he is the President of TII NETWORK TECHNOLOGIES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                        ----------------------------------------
                                                      Notary Public